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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported)  October 25, 2004
                                                  (October 19, 2004)
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                          NATIONAL PROPERTY INVESTORS 5
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             (Exact Name of Registrant as Specified in Its Charter)

                                   California
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                 (State or Other Jurisdiction of Incorporation)

        0-11095                                           22-2385051
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(Commission File Number)                       (IRS Employer Identification No.)


55 Beattie Place, Post Office Box 1089 Greenville, South Carolina        29602
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         (Address of Principal Executive Offices)                     (Zip Code)

                                 (864) 239-1000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS

         On September 16, 2004, the Registrant began soliciting the consent of its limited partners to an amendment (the "Amendment") to the Limited Partnership Agreement of the Registrant to extend the term of the Registrant from December 31, 2005 to December 31, 2024. The consent of limited partners who own more than 50% of all outstanding limited partnership units in the Registrant ("units") was required to approve the Amendment.

         At midnight, New York City time, on October 15, 2004, the consent solicitation expired pursuant to its terms. Limited partners owning a majority of the units consented to the Amendment.

         On October 19, 2004, the general partner of the Registrant executed the Amendment, which is attached as Exhibit 3.4(d), as the general partner and on behalf of the limited partners and made the requisite filings with the Secretary of State of California.



ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

     (c)  Exhibits

          3.4(d) Amendment to Partnership Agreement and Amended and Restated Certificate of Limited Partnership, dated October 19, 2004.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       NATIONAL PROPERTY INVESTORS 5
                                        By: NPI EQUITY INVESTMENTS, INC.,
                                         a Florida corporation, its sole general
                                         partner


                                        By:     /s/ Martha L. Long
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                                                    Martha L. Long
                                                Senior Vice President


Date:  October 25, 2004


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